SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


      Date of Report (date of earliest event reported):  JANUARY 18, 2005


                              PSB HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401
         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 18, 2005, the Board of Directors (the "Board") of the Company's bank subsidiary (the "Bank") took the following actions concerning executive compensation.

SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN

      The Board approved the Senior Management Incentive Compensation Plan (the "Incentive Compensation Plan") which provides an annual cash incentive opportunity for eligible participants. Incentive compensation is determined under a formula that determines base incentive compensation based upon the percentage by which the Bank's budgeted net income, the participant's departmental goals, and the participant's individual goals have been achieved. Base incentive compensation is then adjusted by a factor which takes into account the Bank's achievement of its goal for budgeted net income and the responsibility level of the individual participant. The factor for budgeted net income, before expenses relating to the plan, (Tier I) is adjusted upward if the achieved level of net income is at least 107.5% of the budgeted amount (Tier II) or at least 115% of the budgeted amount (Tier III). The plan provides for ranges of incentive compensation ranging from 0% to 45% of base salary for the CEO and 0% to 36% of base salary for the other named executive officers. Incentive compensation is paid in cash following the determination of results under the plan for the preceding fiscal year. The formula for determining incentive compensation is summarized by the following chart.

1.    BASE INCENTIVE COMPENSATION

      Net Income           ______  (percent achieved) x 33.3%  =(a) ________

      Departmental Goals   ______  (percent achieved) x 33.3%  =(b) ________

      Individual Goals     ______  (percent achieved) x 33.3%  =(c) ________

      Total (a) + (b) + (c)                                         ________

2.    MULTIPLY BY NET INCOME FACTOR                               x ________%
      (Tier I = 10%; Tier II = 20%; Tier III = 30%)
                                                                    ________

3.    ADJUST FOR RESPONSIBILITY FACTOR                            x ________
      (CEO, 1.5; Senior Vice President, 1.2)
                                                                    ________

4.    PERCENT OF SALARY PAYABLE AS INCENTIVE COMPENSATION
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EXECUTIVE DEFERRED COMPENSATION PLAN

      The Board approved the Executive Deferred Compensation Plan under which its executive officers will be permitted to defer up to 20% of their annual base salaries until retirement. Each year, the Bank will determine the percentage of participant deferrals and the maximum amount of such deferrals to
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be matched by the Bank (which may not be the same percentage or amount for all participants). Deferrals made by the participant and the Bank's matching contribution, if any, will be credited to the participant's unfunded account. The account will also be credited with interest at an annual rate equal to 50% of the Bank's return on equity for the prior year. The participant will be entitled to receive payment of his entire account in the event of his termination of employment because of death, disability, or retirement (at age 65 or later, or, early retirement at age 55 or later if employed at least 15 years with 5 years of participation in the plan), or upon a change of control. The Bank's matching contribution (and earnings attributable thereto) will be subject to forfeiture in the event of termination other than death, disability or retirement, with class vesting of each year's matching contribution (and earnings attributable thereto) at the rate of 20% per year. Vested amounts will be distributed to the participant in installments over a period not in excess of 15 years as elected by the participant. Accounts in pay status will be credited with interest at an annual rate of 7.5% per annum on the unpaid balance.

INCENTIVE DEFERRED BONUS PLAN

      The Board approved the Incentive Deferred Bonus Plan (the "Deferred Bonus Plan") in which vice presidents and senior vice presidents of the Bank will, upon selection by the Board, be eligible to participate. Under the Deferred Bonus Plan, the Board will annually establish the maximum bonus opportunity for each participant expressed as a percentage of base salary and determined by the degree to which the departmental and individual performance goals under the Incentive Compensation Plan are attained; provided, however, that no bonus will be earned unless the Bank has attained its budgeted net income for the year. For 2005, the maximum bonus opportunity has been set at 10% of base salary.
Any bonus earned by a participant will be credited to an unfunded deferral account and credited with interest at an annual rate equal to the Bank's return on equity for the year. Deferred amounts attributable to any fiscal year (including accrued interest) will be distributed in cash to the participant four years after the close of the year in which they were earned, although such payment will be made earlier if the participant dies, becomes disabled, or attains age sixty-four. If a participant terminates employment for any other reason prior to distribution, his account will be forfeited. A participant's account will be fully vested upon a change of control.

SURVIVOR INCOME PLAN

      The Board approved the Survivor Income Benefit Plan under which a percentage of an executive officer's base salary will be paid in a lump sum to the executive's surviving beneficiary in the event of death prior to age 67 and while employed by the Bank. Under this plan, the surviving beneficiaries of Mr. Kopperud and Mr. Svacina will receive a survivor income benefit equal to 400% of the executive's base salary at the time of death, and the surviving beneficiary of Mr. Cattanach will receive 300% of his base salary at the date of his death.
                                       -3-
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  January 18, 2005             By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer
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